EXHIBIT 10 (iii)(E)(b)

                           STERLING BANCORP LETTERHEAD

                                                                  MARCH 15, 2006

Mr. John C. Millman, President
Sterling Bancorp
650 Fifth Avenue
New York, New York 10019

Dear Mr. Millman:

This will confirm the following amendment to your Amended and Restated Employment Agreement, dated as of March 22, 2002, with our Company, which was last amended by letter agreement dated March 18, 2005:

      The date in the third line of Paragraph 1 (captioned "Term") is amended to December 31,2008.

The foregoing amendment was adopted by the Compensation Committee and approved by the Board of Directors at its March 15, 2006 meeting.

Kindly sign and return the enclosed copy to the Company in order to confirm your understanding and acceptance of the foregoing amendment.

                                                Sincerely,
                                                Sterling Bancorp

                                                /s/ Dale C. Fredston
                                                ---------------------------
                                                Dale C. Fredston
                                                Secretary

Agreed:

/s/ John C. Millman
-----------------------------
John C. Millman

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